UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Oral Comments to U.S. Environmental Protection Agency (“EPA”) on Proposed Lead and Copper Rule Improvements (“LCRI”)
On January 16, 2024, Lynda B. DiMenna, Chief Environmental and Safety Officer of American Water Works Company, Inc. (the “Company”), is scheduled to provide at a public hearing oral comments to the EPA on its proposed Lead and Copper Rule Improvements (LCRI). A copy of the prepared remarks from which Ms. DiMenna is to provide her oral comments has been filed as Exhibit 99.1 hereto and is incorporated by reference herein. Regardless of whether the LCRI rulemaking is ultimately implemented, the Company continues to comply with the EPA’s existing Lead and Copper Rule (“LCR”) requirements by replacing lead service lines in accordance with current scientific guidance and utilizing appropriate corrosion control techniques as necessary to comply with current water quality regulatory requirements. The Company believes that, if the LCRI rulemaking were to be implemented, the total investment cost to identify and replace lead and galvanized steel service lines in the United States by 2037 would be significant and has been underestimated in the LCRI rulemaking. Finally, the Company supports a delay of the compliance date for those portions of the Lead and Copper Rule Revisions (“LCRR”) proposed to be extended by the LCRI, some of which are currently scheduled to take effect on October 16, 2024, to allow all water service providers to prepare adequately for any changes that may be implemented through the proposed LCRI rulemaking while continuing to comply with the existing requirements.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K (or the exhibits thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2023, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) whether the LCRI rulemaking is ultimately implemented, and if so, any changes to the LCRR that may be implemented; (2) the amount and timing of additional capital expenditures that may be required for the Company to comply with the LCRI rulemaking, if implemented, and any impact thereof on the Company’s current long-term capital and financial plans; (3) the deadline required for the Company to comply with any changes that may be implemented through the proposed LCRI rulemaking; (4) the Company’s ability to adequately prepare for such compliance and to comply with any such changes; (5) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect the Company; and (6) other economic, financial, political, business and other factors that may impact or affect the water and wastewater industries generally or the Company specifically.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith as noted below:
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Exhibit No.	Description
99.1*	Prepared Remarks to EPA on Proposed LCRI Rulemaking, by Lynda B. DiMenna, Chief Environmental and Safety Officer of American Water Works Company, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	January 16, 2024	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
Executive Vice President and Chief Financial Officer
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